UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2003
Date of Report (Date of earliest event reported)

INTERNATIONAL PAPER COMPANY
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3157 (Commission File Number)	13-0872805 (IRS Employer Identification No.)

400 Atlantic Street, Stamford, Connecticut (Address of principal executive offices)	06921 (Zip Code)

203-541-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Item 1.	Changes in Control of Registrant.

N/A

Item 2.	Acquisition or Disposition of Assets.

N/A

Item 3.	Bankruptcy or Receivership.

N/A

Item 4.	Changes in Registrant’s Certifying Accountant.

N/A

Item 5.	Other Events and Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of International Paper Company dated January 30, 2003 reporting International Paper Company’s earnings for the fourth quarter 2002.

Item 6.	Resignations of Registrant’s Directors

N/A

Item 7.	Financial Statements and Exhibits.

(99.1) Press Release issued by International Paper Company dated January 30, 2003, announcing fourth-quarter 2002 earnings.

(99.2) Slides to be presented at a Company webcast and conference call to be held on January 30, 2003 at 10:00 a.m. EST.

Item 8.	Change in Fiscal Year

N/A

Item 9.	Regulation FD Disclosure.

On January 30, 2003, the company held a webcast and a conference call to discuss earnings and current market conditions. Slides attached as Exhibit 99.2 were shown at the webcast and discussed in the conference call held at the same time. The slides are posted on the Company's web site, www.internationalpaper.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)
Date: January 31, 2003 Stamford, Connecticut	By:	/s/ Carol M. Samalin

Carol M. Samalin Assistant Secretary